                             NATIONWIDE MUTUAL FUNDS
                              Nationwide Bond Fund
                         Nationwide Government Bond Fund
                          Nationwide Money Market Fund

                       Supplement dated December 21, 2007
                    to the Prospectus dated February 28, 2007
                             as revised May 1, 2007

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN
THE PROSPECTUSES AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.

At a meeting held on December  11, 2007,  shareholders  of the  Nationwide  Bond
Fund,  Nationwide  Government  Bond Fund, and Nationwide  Money Market Fund (the
"Funds"),  each a series of Nationwide  Mutual Funds (the "Trust"),  approved an investment subadvisory agreement (the "Subadvisory  Agreement") among the Trust,
Nationwide  Fund Advisors  ("NFA"),  the  investment  adviser to the Trust,  and
Nationwide  Asset  Management,  LLC  ("NWAM"),  an  affiliate  of NFA.  Prior to shareholder  approval,  the  Board of  Trustees  of the  Trust  had  unanimously approved the Subadvisory Agreement, voted to submit the Subadvisory Agreement to a vote of each Fund's shareholders, and recommended that the shareholders of the
Funds vote to approve the Subadvisory Agreement.  The Subadvisory Agreement will take effect on January 1, 2008.

Effective  January 1, 2008, NFA's duties and  responsibilities,  with respect to
the  Funds,  will  change  from  providing  portfolio   management  services  to
overseeing  portfolio  management  provided by NWAM.  This change  represents  a recent internal restructuring within the Nationwide  enterprise,  which resulted in NFA  operating  exclusively  as a "manager  of  managers."  NFA,  rather than managing a Fund directly,  will instead oversee one or more subadvisers who will provide day-to-day portfolio management to the Funds. NWAM was organized in part to serve as  investment  subadviser  for certain  fixed  income  funds where NFA serves as the investment  adviser.  Under the Subadvisory  Agreement,  NWAM will serve  as  subadviser  for the  Funds  and  will  provide  day-to-day  portfolio management to each Fund. The same  portfolio  managers that managed the Funds as employees  of NFA will  continue to do so as  employees of NWAM rather than NFA, and in accordance with the same investment objectives and strategies and for the same level of management fees paid by the Funds.

               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

PS-CFX-4    12/07